File No. 33-67852
                                                                       811-7978

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. 12

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        Amendment No. 14

                                 NORTHSTAR TRUST
               (Exact name of Registrant as specified in charter)

                     TWO PICKWICK PLAZA, GREENWICH, CT 06830
                    (Address of Principal Executive Offices)

                                 (203) 863-6200
                        (Registrant's telephone number)

                                 MARK L. LIPSON
                 C/O NORTHSTAR INVESTMENT MANAGEMENT CORPORATION
                TWO PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                              JEFFREY STEELE, ESQ.
                             DECHERT, PRICE & RHOADS
                         1500 K STREET, N.W., SUITE 500
                             WASHINGTON, D.C. 20005

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
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__   immediately upon filing pursuant to paragraph (b)           __ on (date) pursuant to paragraph (b)

__   60 days after filing pursuant to paragraph (a)(1)           __ on (date) pursuant to paragraph (a)(1)

 X   75 days after filing pursuant to paragraph (a)(2)           __ on (date) pursuant to paragraph (a)(2) of Rule 485

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If appropriate, check the following box:

           __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of beneficial interest by its initial Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, which became effective November 5, 1993. Registrant filed the notice required by Rule 24f-2 with respect to its most recent fiscal year on December 8, 1995.

                              CROSS REFERENCE SHEET
                              ---------------------

The enclosed materials relate only to the Northstar International Value Fund which is a separate investment series of the Northstar Trust (the "Trust") and do not amend in any respect the Trust's other investment series. Information relating to the Trust's other investment series is contained in previously filed Post-Effective Amendments.

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            Form N-1A Part A Item                           Prospectus Caption
            ---------------------                           ------------------
            1.   Cover Page................................ Cover Page

            2.   Synopsis.................................. Expense Information

            3.   Condensed Financial
                 Information............................... Financial Highlights

            4.   General Description of
                 Registrant................................ Cover Page; Investment Objective and
                                                            Policies of the Fund; Other Investment
                                                            Techniques; Investment Considerations and
                                                            Risk Factors; General   Information

            5.   Management of the Fund.................... Management of the Fund

            6.   Capital Stock and Other
                 Securities................................ How Net Asset Value is
                                                            Determined; How to Purchase Shares;
                                                            Alternative Sales Arrangements;
                                                            Investor Services and Account Policies;
                                                            Dividends, Distribution and Taxes;
                                                            General Information

            7.   Purchases of Securities Being
                 Offered................................... How Net Asset Value is Determined;
                                                            How to Purchase Shares; Alternative
                                                            Sales Arrangements; Investor Services and
                                                            Account Policies; Distribution Plans

            8.   Redemption or Repurchase.................. How Net Asset Value is Determined; How
                                                            to Sell Shares

            9.   Legal Proceedings......................... Not Applicable

                              CROSS REFERENCE SHEET
                              ---------------------

            Form N-1A Part B Item                           Statement of Additional Information
            ---------------------                           -----------------------------------
                                                            Caption
                                                            -------

            10.  Cover Page                                 Cover Page

            11.  Table of Contents                          Table of Contents

            12.  General Information & History              Cover Page; Other Information

            13.  Investment Objectives & Policies           Cover Page; Investment Restrictions;
                                                            Investment Techniques

            14.  Management of the Fund                     Trustees and Officers

            15.  Control Persons and Principal              N/A
                 Holders of Securities

            16.  Investment Advisory and                    Services of Northstar, the Supervisor and
                 Other Services                             the Administrator; Other Information


            17.  Brokerage Allocation and                   Portfolio Transactions and Brokerage
                 Other Practices                            Allocation

            18.  Capital Stock and Other Securities         Purchases and Redemptions

            19.  Purchases, Redemptions and                 Net Asset Value; Purchases and
                 Pricing                                    Redemptions

            20.  Tax Status                                 Dividends, Distributions and Taxes

            21.  Underwriter                                Underwriter and Distribution Services

            22.  Calculation of Performance Data            Performance Information

            23.  Financial Statements                       Financial Statements


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                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

Two Pickwick Plaza                                               (203) 863-6200
Greenwich, Connecticut 06830                                     (800) 595-7827

PROSPECTUS                                                    February 28, 1997


      Northstar International Value Fund (the "Fund") is a separate diversified portfolio of Northstar Trust, an open-end, management investment company (the "Trust"), known as a mutual fund. The Fund's investment objective is long-term capital appreciation. It will seek to achieve this objective by primarily investing in equity securities of foreign issuers with market capitalizations greater than $1 billion.

      Northstar Investment Management Corporation ("Northstar" or the "Adviser") is the investment adviser for the Fund. Brandes Investment Partners, L.P. ("Brandes" or the "Sub-adviser") is the sub-adviser or manager of the Fund's assets. Northstar Distributors, Inc. (the "Underwriter") is the underwriter of the Fund's shares, and Northstar Administrators Corporation (the "Administrator") serves as administrator to the Fund. The
Underwriter  and Administrator are each affiliates of the Adviser.

      This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated February 28, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to Northstar at the address or telephone number given above.

      Mutual funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured or guaranteed by the FDIC, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risks, including possible loss of principal.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              EXPENSE INFORMATION
 ------------------------------------------------------------------------------
      The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Shareholder Transaction Expenses are paid by investors when purchasing or redeeming Fund shares. Annual Operating Expenses are paid by the Fund and are reflected in the Fund's net asset value.



                                                   Class A  Class B   Class C
                                                   -------  -------   -------
Shareholder Transaction Expenses
Maximum Front-end Sales Load Imposed on Purchase
  of Shares (as a % of offering price)............   4.75%    None      None
Maximum Contingent Deferred Sales Load on Sale
  of Shares (as a % of the lesser of original
  price or redemption proceeds)...................   None(1)  5.00%(2)  1.00%


Annual Fund Operating Expenses
(As a % of Average Net Assets)
Management Fee....................................   1.00%    1.00%     1.00%
12b-1 Expenses....................................   0.30%    1.00%(3)  1.00%(3)
Other Expenses....................................   0.50%    0.50%     0.50%
Total Fund Operating Expenses.....................   1.80%    2.50%     2.50%
                                                     =====    =====     =====

-----------------------
(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a CDSC of up to 1% will be imposed on such purchases in the event of certain redemption transactions within 18 months following the date of purchase.

(2) The Class B CDSC on redemptions decreases 1% annually after year one to 2% in years four and five and to 0% after year five.

(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies.

Examples: An investor in the Fund would pay the following expenses on a $1,000 investment assuming a 5% annual return throughout the period, and, unless otherwise noted, redemption at the end of each period.

                     CLASS A  CLASS B  CLASS B(1)  CLASS C  CLASS C(1)
                     -------  -------  ----------  -------  ----------

1 Year...........     $ 65     $ 77     $ 26        $ 36       $ 26
3 Years..........      103      112       79          79         79
5 Years..........      143      158      136         136        136
10 Years.........      254      289      289         289        289

------------------
(1)   Assumes no redemption.

      The amounts listed in the Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND
 ------------------------------------------------------------------------------

      The Fund's investment objective is long-term capital appreciation. It cannot be changed without the approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

      The Fund invests primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund may invest up to 25% of its total assets in small capitalization companies. Small capitalization companies are those with capitalization of $1 billion or less. Investments in small capitalization companies while generally providing greater growth potential than investments in companies with larger capitalizations, also entail greater risks. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects. Because the Fund applies a U.S. size standard on a global basis, it may invest in issuers which might, in some countries, rank among the largest companies in terms of capitalization.

      Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located in at least three countries other than the United States. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia and Asia. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. It is anticipated that securities generally will be purchased in the form of common stock, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). ADRs, EDRs and GDRs, which may be sponsored or unsponsored, are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. The issuers of securities underlying unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, accordingly, there may not be a correlation between such information and the market value of the Depositary Receipts.

      The Fund may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of the Adviser is generally considered a developing country by the international financial community. See "Investment Considerations and Risk Factors -- Foreign Securities".

      In seeking out foreign securities for purchase, the Advisor does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund's country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Advisor may choose not to invest a Fund's assets in a country whose stock market, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, the Advisor may invest a Fund's assets in countries whose representation in such an index may be small or non-existent. The Advisor selects stocks for each Fund based on their individual merits and not necessarily on their geographic locations.


                   INVESTMENT CONSIDERATIONS AND RISK FACTORS
 ------------------------------------------------------------------------------

      The Fund's net asset value per share is expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

      Equity Securities. Equity securities can over time rise and fall in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of the Fund's shares and thus its total return to investors.

      The securities of smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.

      Foreign Securities. Investing in foreign securities involves special risks. These include currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Funds.

      Further, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile.

      Investing in emerging securities markets involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

      Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

      Emerging securities markets typically have substantially less volume than U.S. markets, and securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.


                          OTHER INVESTMENT TECHNIQUES
 ------------------------------------------------------------------------------

      The Fund may, but does not currently intend to, engage in certain additional investment techniques not described in the Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.

      Short-Term Investments. At times the Fund may invest in short-term cash equivalent securities either for temporary, defensive purposes, or as part of its overall investment strategy. These securities consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High quality means the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in the opinion of the Sub-adviser.

      Repurchase Agreements. Short-term investments also include repurchase agreements with respect to the high quality debt obligations listed above. A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. The majority of these transactions run from day to day and not more than seven days from the original purchase. The Fund's risk is limited to the ability of the seller to pay the agreed- upon sum on the delivery date; in the event of bankruptcy or the default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Sub-adviser will also consider the credit-worthiness of any bank or broker-dealer involved in repurchase agreements under procedures adopted by the Board of Trustees.

      U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      When-Issued Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. The Fund will segregate liquid assets, such as cash, U.S. Government securities and other liquid, high quality debt securities in an amount sufficient to meet its payment obligations with respect to these transactions.

      Securities Lending. The Fund may lend its securities in an amount not exceeding 30% of its assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the opinion of the Sub-adviser, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

      Options. The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions. A covered call option on a security is an agreement by the Fund, in exchange for a premium, to sell a particular portfolio security if the option is exercised at a specified price before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. The Fund may also purchase call options in closing transactions, to terminate option positions written by the Fund. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

      The Fund may purchase put and call options with respect to securities which are eligible for purchase by the Fund and with respect to various stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. A put option on a security is an agreement by the writer of the option, in exchange for a premium, to purchase the security from the Fund, if the option is exercised, at a specified price before a set date. The Fund may also sell put and call options in closing transactions.

      Special risks are associated with the use of options. There can be no guarantee of a correlation between price movements in the option and in the underlying securities or index. A lack of correlation could result in a loss on both the Fund's portfolio holdings and the option so that the Fund's return might have been better had the option not been purchased or sold. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option position. The Fund may purchase a put or call option only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

      Stock Index Futures. The Fund may buy and sell stock index futures contracts for bona fide hedging purposes, e.g., in order to hedge against changes in prices of the Fund's securities. No more than 25% of the Fund's assets will be hedged.

      A stock index futures contract is an agreement pursuant to which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. If the Sub-adviser expected general stock market prices to rise, it might purchase a stock index futures contract as a hedge against an increase in prices of particular equity securities it wanted ultimately to buy. If in fact the stock index did rise, the price of the equity securities intended to be purchased might also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. On the other hand, if the Sub-adviser expected general stock market prices to decline, it might sell a futures contract on the index. If that index did in fact decline, the value of some or all of the equity securities held by the Fund might also be expected to decline, but that decrease would be offset in part by the increase in the value of the futures contract.

      There is no assurance that it will be possible at any particular time to close a futures position. In the event that the Fund could not close a futures position and the value of the position declined, the Fund would be required to continue to make daily cash payments to the other party to the contract to offset the decline in value of the position. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Successful use of futures contracts is subject to the Sub-adviser's ability to predict correctly movements in the direction of interest rates, market prices and other factors affecting the value of securities.

      Illiquid and Restricted Securities; Short Sales Against the Box. The Fund may invest up to 5% of its total assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities which may be subject to legal restrictions on resale (so-called "restricted securities") other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; and (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Illiquid securities do not include those which meet the requirements of Securities Act Rule 144A and which the Sub-adviser has determined to be liquid based on guidelines approved by the Board of Trustees. The Fund is also permitted to engage in short sales "against the box." Such short sales are a method of locking in unrealized capital gains without current recognition of such gains.


                            PERFORMANCE INFORMATION
 ------------------------------------------------------------------------------

      For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or cumulative total return.

      Current yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's share price at the end of the 30-day period. Yield does not include changes in share price.

      Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.

      Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual total returns tend to smooth out variations in a Fund's return and are not the same as actual annual results.

      Cumulative total return represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

      Fund performance figures are based on historical results and are not intended to indicate future performance. Investment returns and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Comparative performance information may be used in advertising, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Morningstar, Inc. and other industry publications.


                       HOW NET ASSET VALUE IS DETERMINED
 ------------------------------------------------------------------------------

      All purchases, redemptions and exchanges are processed at the net asset value ("NAV") per share next calculated after your request is received. In order to receive a day's price, your order must be received by 4:00 p.m. Eastern Standard Time ("EST"). The Fund's NAV is determined separately for each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. EST) each day that the NYSE is open. NAV per share is calculated by dividing the total value of the Fund's securities and other assets, less all liabilities, by the total number of shares outstanding. The specific expenses borne by each class of shares will be deducted from that class and will result in different NAVs and dividend payments. The NAV of a Class B, or Class C share will generally be lower than that of a Class A share because of the higher distribution fees or certain other class specific expenses borne by these classes. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures adopted by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. See "Net Asset Value" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND
 ------------------------------------------------------------------------------

      THE TRUSTEES. The Trustees of the Fund oversee the business affairs of the Fund and are responsible for major decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust and meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs.

      THE INVESTMENT ADVISER and Affiliated Service Providers. Northstar Investment Management Corporation is the investment adviser to the Fund. Northstar furnishes continuous advice and recommendations concerning the Fund's investments. Northstar Administrators Corporation ("NAC"), an affiliate of Northstar, furnishes certain administrative, compliance and accounting services to the Fund. Employees of Northstar and NAC serve as officers of the Fund, and Northstar provides office space for the Fund and pays the salaries of all Fund officers and Trustees who are affiliated with Northstar. Northstar Distributors, Inc, also an affiliate of Northstar, serves as principal underwriter of the shares of the Fund, conducting a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public through investment dealers.

      Northstar and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corporation ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, Minnesota 55401. Combined minority interests of Northstar held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance business. Through ReliaStar Life Insurance Company and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.

      Under the terms of an investment advisory agreement between Northstar and the Fund, the Fund has agreed to pay Northstar a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. From time to time, Northstar may waive receipt of its fees or voluntarily assume certain expenses of the Fund.

      The Fund pays NAC an administrative services fee, which is accrued daily and paid monthly, at the annual rate of 0.10% of the Fund's average net assets. NAC also charges an annual account service fee of $5.00 for each account of beneficial holders of shares in the Fund for providing certain shareholder services and assisting broker-dealers in servicing Fund accounts.

      The Sub-adviser. Brandes Investment Partners, Inc. ("Brandes"), a registered investment adviser, serves as the sub-adviser to the Fund pursuant to a Subadvisory Agreement dated January 23, 1997 between Northstar and Brandes. Brandes' principal address is 12750 High Bluff Drive, San Diego, California

92130. Charles Brandes, who owns more than 25% of Brandes common stock, serves as one of the managing directors of Brandes. Brandes currently manages in excess of $5 billion for private accounts. Brandes will receive from Northstar, not the Fund, a monthly fee for its services at an annual rate equal to 0.50% of the management fee that the Fund pays Northstar. Northstar is responsible for overseeing the investment management provided by Brandes, and assumes all cost and expenses of the subadvisory arrangement.

      Value Investing. The Sub-adviser is committed to the use of the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis. Utilizing this philosophy, the Sub-adviser views stocks as parts of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are well below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be considerably below their intrinsic value, the Sub-adviser believes it can buy not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

      In estimating a company's true long-term value, the Sub-adviser uses sources of information such as company reports, filings with the Securities and Exchange Commission (the "SEC"), computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. The Sub-adviser's analysis is focused on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the price of the stock. If the price is substantially lower than the estimated intrinsic value, the stock may be purchased. The Sub-adviser believes that the margin between current price and intrinsic value should provide a margin of safety against price declines. In addition, over a business cycle of three to five years, the Sub-adviser believes the market should begin to recognize the company's value and drive its price up toward its intrinsic value. As a result, the investor could realize profits. Of course, there can be no assurance that companies selected using the value investing approach will generate profits or that the Sub-adviser's assessment of company value will be correct.

      The following tables set forth composite performance data for Brandes' Investment Committee, the portfolio management team for the Fund, based on historical performance of substantially similar accounts managed by Brandes' Investment Committee since the dates indicated. The data is provided to illustrate the past performance of Brandes' Investment Committee in managing substantially similar accounts, as measured against the Morgan Stanley Capital International (MSCI) EAFE Index, the same style that is being used for the Fund.

                           -------------------------------------------------
                           Brandes Investment                    MSCI EAFE
Year                       Committee Composite (a, c)            Index (b,c)
---------------------------------------------------------------  -----------
One Year.................        13.30%                              13.28%
Three Years..............        13.37                               10.45
Five Years...............        16.41                                9.99

--------------------
(a) The performance results include the actual performance of ALL fully discretionary international equity accounts, except those managed pursuant to a bundled wrap fee agreement, managed by Brandes' Investment Committee from 1991 to present calculated in accordance with AIMR standards. These accounts were managed with investment objectives and policies substantially similar to those of the Fund. These accounts were not, however, subject to the requirements of the Investment Company Act of 1940, the limitations of which could affect performance results. These performance results are "net" of fees, taking into account management fees, broker fees, commissions and other normal expenses that were deducted from the accounts, except custodian costs.

(b) The MSCI EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australian and Far Eastern markets. The Index is adjusted to reflect reinvestment of dividends and distributions.

(c) All information set forth in the tables was supplied by Brandes Investment Partners or from statistical services, reports or other sources believed by Brandes Investment Partners to be reliable. However, such information has not been verified or audited.

      Historical performance is not indicative of future performance. The composite account results presented above may not necessarily equate with the return experienced by any one account managed by Brandes' Investment Committee, as a result of differences in brokerage commissions, the size of positions taken in relation to account size, timing of investments, additions and withdrawals, and diversification of securities.

      Portfolio Managers. The Fund is managed by Brandes' Investment Committee, whose members are Brandes principals and/or portfolio managers. Current members of the Investment Committee are Charles H. Brandes, CFA; Jeffrey A. Busby, CFA; Glenn R. Carlson, CFA; Robert J. Gallagher; Ann W. Humphreville; Marnelle A. Marchese, CFA; Jeffrey R. Meyer, CFA; William A. Pickering, CFA; Ronald J. Saba; and Brent V. Woods.

      Other Service Providers. The custodian and fund accounting agent for the Fund is State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110. The transfer agent and blue sky administrator for the Fund is First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent"), located at One Exchange Place, Boston, Massachusetts, 02109.

                             HOW TO PURCHASE SHARES
 ------------------------------------------------------------------------------

      The Fund continuously offers three classes of shares. Each class is described below under "Alternative Purchase Arrangements." Shares of the Fund may be purchased from the Fund or from investment dealers having a sales agreement with the Underwriter. Orders received in good form prior to 4:00 p.m. EST or placed with a financial service firm before such time and transmitted before the Fund processes that day's share transactions, will be processed at that day's closing NAV, plus any applicable sales charge. The minimum initial purchase is $2,500, however the Fund reserves the right in its discretion to accept purchases of a lesser value. The minimum initial purchase does not apply to IRA accounts, for which the minimum is $250; additional investments for as little as $100 ($25 for IRA accounts) may be made at any time through an investment dealer or by sending a check payable to Northstar Funds, c/o First Data Investor Services Group, Inc., P.O. Box 5131, Westborough, Massachusetts 01581-5131, for the purchase of full and fractional shares. Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund and certificate holders may not participate in certain shareholder services, such as telephone exchanges and redemptions, check-writing and the withdrawal program. Certificates will be issued only upon written request. Shareholders requesting certificates may incur a fee for lost or stolen certificates and no certificates are issued for fractional shares (which shares remain in the shareholder's account in book entry form). The Fund or the Underwriter may refuse any purchase order for shares.

      At various times, the Underwriter implements programs under which (a) a dealer's sales force may be eligible to win cash or material awards for certain sales efforts or under which (b) the Underwriter will reallow an amount not exceeding the total applicable sales charges on the sales generated by the dealer during such programs to any dealer that (i) sponsors sales contests or recognition programs conforming to criteria established by the Underwriter or
(ii) participates in sales programs sponsored by the Underwriter. In addition, the Adviser, Administrator and/or Underwriter may reimburse dealers for administrative services. Sales personnel of broker-dealers distributing shares of the Fund may receive differing compensation for selling different classes of shares.


                         ALTERNATIVE SALES ARRANGEMENTS
 ------------------------------------------------------------------------------

      The alternative purchase arrangements permit an investor to choose among three methods (each a class) of purchasing shares. Each class is described below. Which class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments qualifying for a reduced Class A sales charge avoid the higher distribution fee. Investments in Class B and Class C shares have 100% of the purchase invested immediately. The maximum purchase of Class B shares is $500,000; the maximum purchase of Class C shares is $750,000. Please consult your financial service firm.

      All contingent deferred sales charges are deducted from the redemption proceeds, not the amount remaining in the account. No contingent deferred sales charge is imposed on shares acquired through reinvestment of dividends and distributions, or on amounts representing appreciation. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Accordingly, in determining whether a contingent deferred sales charge will be payable and, if so, the percentage charge applicable, shares acquired through reinvestment and then shares held the longest will be considered the first to be redeemed.

      Class B shares automatically convert to Class A shares after eight years from purchase. The purpose of the conversion is to relieve the holders from the burden of higher distribution fees once the Underwriter had been reimbursed for most of its distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B shares in the subaccount will also convert to Class A.

      As set forth below, the initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with other Northstar Funds. See the Statement of Additional Information for more details regarding waivers and purchases at net asset value.

      Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by any "Purchaser," which term includes
(i) an individual and his/her spouse and their children under the age of 21,
(ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described below.

      RIGHTS OF ACCUMULATION. A Purchaser may qualify for reduced initial sales charges based upon the Purchaser's existing investment in shares of the Fund at the time of purchase. The applicable sales charge is determined by aggregating the dollar amount of the new purchase and the greater of the Purchaser's total
(i) net asset value or (ii) cost of all shares owned in the Fund sold subject to a front-end sales charge and/or designated as "Class A" shares then held by such Purchaser, and applying the sales charge applicable to such aggregate.

      In order to obtain this discount, the Underwriter (if a purchase is made through an investment dealer) or Transfer Agent (if made by mail) must be provided with sufficient information, including the Purchaser's total cost at the time of purchase, to permit verification that the Purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. The privilege of cumulative quantity discounts may be modified or discontinued at any time.

      LETTER OF INTENT. Purchasers may also qualify for reduced sales charges by signing a Letter of Intent ("LOI"). This enables the Purchaser to aggregate purchases over a 13-month period of all Funds sold subject to a front-end sales charge and/or designated as "Class A" shares. The sales charge is based on the total amount invested during the 13-month period. A 90-day back-dated period can be used to include earlier purchases (with a partial retroactive downward adjustment in an amount equal to the commission paid to the broker-dealer); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicted in the LOI. A shareholder must notify the Transfer Agent whenever a purchase is being made pursuant to a LOI.

      The LOI is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or on subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

      CDSC WAIVERS. The contingent deferred sales charge is waived on redemptions of Class B and Class C shares (a) following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code, of a shareholder (or all shareholders in the case of joint accounts) if redemption is made within one year of the death or disability of the shareholder, as relevant; (b) in connection with redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal plan adopted by the Funds provided, however, that such withdrawals shall not exceed in any calendar year 7% of the original principal amount invested (any excess being assessed the applicable deferred sales charge, if any), and provided further that the redeeming shareholder reinvests all dividends and capital gain distributions during his/her participation in the withdrawal plan; (c) after attaining the age of 70 1/2 in the case of redemption from an IRA or other retirement plan such as a Keogh plan or custodial account pursuant to Section 403(b)(7) of the Internal Revenue Code, or on any redemption resulting from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; and (d) in connection with the exercise of certain exchange privileges among Class B or Class C shares of the Funds, including shares of the Class B or Class C Account of the Money Market Portfolio.

      Class A Shares. Class A shares are offered at net asset value plus an initial or a contingent deferred sales charge as set forth below. Class A shares bear a 0.25% annual service fee and a .05% annual distribution fee.

------------------------------------------------------------------------------
Amount Purchased       % of Amount   % of Offering Price  Amount Retained by
                        Invested                          be Dealers as % of
                                                            Offering Price
------------------------------------------------------------------------------
Up to $99,999             4.99%           4.75%                4.00%
------------------------------------------------------------------------------
$100,000 to $249,999      3.9             3.75                 3.1
------------------------------------------------------------------------------
250,000 to 499,999        2.83            2.75                 2.3
------------------------------------------------------------------------------
500,000 to 999,999        2.04             2                   1.7
------------------------------------------------------------------------------
*1,000,000 and above       --              --                  --
------------------------------------------------------------------------------


-------------------------
* The Underwriter pays investment dealers or financial service firms a commission from its own resources of up to 1.00% of the amount invested for amounts from $1,000,000 to $2,499,999, up to 0.50% on amounts of $2,500,000 to
$4,999,999 and up to 0.25% on amounts of $5 million and above. Purchases of over $1 million are subject to a maximum contingent deferred sales charge of 1% (scaled down to 0.50% for amounts of $2.5 million or more, and 0.25% on amounts over $5 million) on redemptions made within eighteen months.

      Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately 8 years (at which time they convert to Class A shares bearing only a 0.05% annual distribution fee), a 0.25% annual service fee and a contingent deferred sales charge if shares are redeemed within five years after purchase. As set forth below, the amount of the deferred sales charge varies depending on the number of years after purchase that the redemption occurs. For determining the date of purchase, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The deferred sales charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The Underwriter currently pays investment dealers a sales commission of 4% of the sale price of Class B shares sold by the dealers, subject to future amendment or termination. The Underwriter will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to reimburse the Underwriter in whole or in part for the payment of such sales commission, plus financing costs and related marketing expenses.

                                                       CONTINGENT DEFERRED
                                                        SALES CHARGE AS A
                                                          PERCENTAGE OF
                                                          DOLLAR AMOUNT
                                                            SUBJECT TO
 YEARS SINCE PURCHASE                                        CHARGE
-------------------------------------------            -------------------
First......................................................... 5%
Second........................................................ 4%
Third......................................................... 3%
Fourth........................................................ 2%
Fifth......................................................... 2%
Thereafter.................................................... 0%

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If, at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

      CLASS C SHARES. Investors choosing Class C shares purchase shares at net asset value without a sales charge at the time of purchase, subject to a 0.75% annual distribution fee, a 0.25% annual service fee, and a 1.00% contingent deferred sales charge on redemptions made within one year from the first day of the month after purchase.

      The Underwriter currently pays investment dealers a sales commission of 1% of the sale price of Class C shares sold by such dealers, subject to future amendment or termination. The Underwriter will retain the distribution fee assessed against Class C shareholders in the first year of investment, and the entire amount of the contingent deferred sales charge paid by Class C shareholders upon redemption in year one, in order to compensate the Underwriter for providing distribution related services to the Fund in connection with the sale of Class C shares, and to reimburse the Underwriter in whole or in part for the commissions (and any related financing costs) paid to dealers at the time of purchase. There is no conversion feature associated with Class C shares; therefore, Class C shareholders will be subject to the higher distribution fee associated with such shares for the life of the shareholder's investment.


                     INVESTOR SERVICES AND ACCOUNT POLICIES
 ------------------------------------------------------------------------------

      An account will be opened for each investor after an initial investment is made. Shares purchased will be held in the shareholder's account by the Transfer Agent. The Fund will send you a confirmation statement after every transaction that affects your account balance or your account registration. The Fund sends annual and semi-annual financial statements to all of its shareholders. To reduce expenses, only one copy of most Fund reports will be mailed to accounts listed under the same social security number or to households for multiple accounts with the same surname. Information regarding the tax status of income dividends and capital gains distribution will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS. Requests for account assistance or additional information should be directed to Northstar at (800)595-7827.

      DIVIDEND AND DISTRIBUTION REINVESTMENT OPTIONS. Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through any one of the following options: income dividends and capital gain distributions both paid in additional shares of the same class of the Fund at net asset value; income dividends paid in cash and capital gain distributions paid in additional shares of the same class of the Fund at net asset value; or income dividends and capital gain distributions both paid in cash. If a shareholder does not indicate which option is preferred upon the opening of an account, both income dividends and capital gain distributions will be paid in additional shares of the Fund from which the investor earned such distributions. Payment options may be changed at any time by notifying Northstar in writing.

      AUTOMATIC INVESTMENT PLAN. Shareholders may elect to purchase shares through the establishment of an Automatic Investment Plan, in which case the minimum investment in order to open an account is $25. An Automatic Investment Authorization Form (available on request from Northstar) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his or her Fund account ($25 per month minimum). The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Shareholders may not participate in the Automatic Investment Plan while participating in the Systematic Withdrawal Program described below.

      WITHDRAWAL PROGRAM. A shareholder owning $5,000 or more worth of shares of the Fund in book-entry form may establish a withdrawal program with the Fund and provide for the payment monthly or quarterly of any requested dollar amount ($25 minimum per payment) from the account to his or her order. A sufficient number of full and fractional shares will be redeemed to make the designated payment. The purchase of shares while participating in a withdrawal program will ordinarily be disadvantageous to the investor, since a sales charge will be paid by the investor on the purchase of shares at the same time the shares are being redeemed in the case of Class A shares. For this reason, shareholders may not maintain an Automatic Investment Plan while participating in the withdrawal program. In the case of shares subject to a contingent deferred sales charge, unless the investor qualifies for a waiver, the investor may incur a sales charge at the time of each withdrawal. The Fund may terminate an investor's withdrawal program if the account value falls below $5,000 due to the transfer or redemption of shares from the account. See the enclosed application form.

      TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund may be offered in connection with the following qualified prototype retirement plans: IRA and Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations. Call or write Northstar for further information.

      EXCHANGE PRIVILEGES. Shareholders may exchange shares of the Fund for the same class of shares of another Fund or for shares of The Cash Management Fund of Salomon Brothers Investment Series (an open-end management investment company comprised of various portfolios, hereafter referred to as "Money Market Portfolio," that is not one of the Funds, but is available by purchase or exchange through the Underwriter). Exchange requests in proper form will be honored prior to 4:00 p.m. EST. For telephone exchanges or authorization forms, contact Northstar at 1-800-595-7827. Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request, without a sales charge; provided, however, in the case of exchanges after a direct purchase into the Money Market Portfolio from Class A shares of the Fund, a sales charge will be imposed in accordance with the sales charge table that is applicable to direct purchases. Collection of the contingent deferred sales charge will be deferred on shares subject to a charge that are exchanged for shares of the same class of another Fund, or converted to shares of the Money Market Portfolio. Under these circumstances, the combined holding period of shares in each Fund, or in a Fund and the Money Market Portfolio, shall be used to calculate the conversion period, if applicable, and to determine the deferred sales charge due upon redemption, if any. The exchange of shares from the Fund to another fund is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. Shareholders may, therefore, realize a taxable gain or loss. See "Exchanges" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

      The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. The Fund and the Money Market Portfolio have different investment objectives and policies. Shareholders should obtain and review the prospectus of the Fund into which the exchange is to be made before any exchange requests are made.

      TELEPHONE TRANSACTIONS. Shareholders holding shares in book-entry form may authorize the Fund to accept telephone redemptions and exchanges. Shareholders may redeem up to $50,000 worth of their shares by telephoning Northstar prior to 4:00 p.m. EST. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than three days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines that it is necessary to terminate or modify telephone transaction privileges, shareholders would be promptly notified. Information on these services is included in the Application and is available from Northstar. Neither Northstar, the Underwriter nor the Fund will be liable for any loss, damages, expense or cost arising out of any telephone transaction effected in accordance with the Fund's procedures, upon instructions believed to be genuine. Shareholders who utilize telephone privileges bear the risk of any loss, damages, expense or cost arising from their election, including risk of unauthorized use; provided, however that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund or its agent will require all individuals delivering telephone instructions to provide specific information to identify themselves as the account holder, such as the name in which the account is registered, the account holder's social security number, account number, and broker of record. In the absence of such procedures, or should the Fund or its agents for any reason fail to follow such procedures, the Fund or its agents may be liable for losses due to unauthorized or fraudulent telephone instructions.

      INVOLUNTARY REDEMPTIONS. Due to the high cost of maintaining accounts with small account values, the Fund reserves the right to close all accounts that have been in existence for at least one year and have a value that is less than $500. Involuntary redemptions will not be effected because of market movements; they will only be effected in the event of redemptions resulting in an account value of less than $500. Shareholders will receive 60 days' written notice during which time they may bring the value up to $500 or more. If the account value is not raised during that time, the Fund will redeem all shares in the account and send the proceeds to the shareholder's address of record.

      The Fund reserves the right to close all accounts of a shareholder who has failed to provide a social security number or other taxpayer identification number and certification (if required) that such number is correct, or if a shareholder is deemed to engage in activities which are illegal or otherwise detrimental to the Fund.

      REINSTATEMENT PRIVILEGE. Shareholders have a one time privilege of reinstating their investment into the Fund, subject to the terms of exchange (see "Exchange Privileges") at the NAV next determined after the request for reinstatement is made. For Federal income tax purposes, a redemption and reinstatement will be treated as a sale and purchase of shares; special rules may apply in computing the amount of gain or loss in these situations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. A written request for reinstatement must be received by the Underwriter within 30 days of the redemption accompanied by payment for the shares (not in excess of the redemption). Shareholder accounts will be credited with an amount equal to the deferred sales charge (or pro rata portion thereof) paid upon redemption.


                               HOW TO SELL SHARES
 ------------------------------------------------------------------------------

      Shareholders may sell their shares back to the Fund at the NAV next determined after the Fund receives a redemption request with any other required documentation in proper form. Investors will be subject to the applicable deferred sales charge, if any, for such shares. The Transfer Agent requires a written request, with the signature guaranteed by a bank, a national stock exchange member or other eligible guarantor institution. The Transfer Agent may waive the signature guarantee requirement in the case of book-entry share redemption requests of less than $50,000 if the proceeds are payable to the account as registered and mailed to the address of record. Redemption requests must be signed by each person in whose name the account is registered. Shareholders may also sell shares back to the Fund through dealers who are members of the selling group. The redemption price in such a case will be the price as of the close of the New York Stock Exchange on that day, provided the order is received by the dealer prior to the close of the Exchange and is transmitted to the Underwriter prior to the close of its business. The dealer is responsible for the timely transmission of orders to the Underwriter. No service charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is normally made within three days. However, for shares recently purchased by check, the Fund cannot send proceeds until the check has cleared, which may take up to 15 days.

      Redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans may require additional documentation. To avoid delay in redemption or transfer, shareholders having questions about specific requirements, including eligible guarantor institutions, should contact Northstar at (800) 595-7827. Redemption requests will not be honored until all required documents in the proper form have been received.


                               DISTRIBUTION PLANS
 ------------------------------------------------------------------------------

      The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively, the "Plans"). The Plans permit the Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund. Pursuant to the Plans, the Fund shall pay the Underwriter 0.30% annually of the average daily net assets of the Fund's Class A shares and 1.00% annually of the average daily net assets of the Fund's Class B and Class C shares. Under the NASD rules, fees of this type are limited to 0.75% annually for distribution fees and 0.25% annually for service fees, subject to aggregate limits. The Underwriter uses the fee to defray the costs of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Underwriter's expenses in any year, the Underwriter would realize a profit.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
 ------------------------------------------------------------------------------

      The following discussion is intended for general information only. Each investor should consult with his or her own tax advisor as to the tax consequences of an investment in the Fund.

      The Fund intends to continue to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. federal income or excise tax. The Fund intends to distribute to shareholders substantially all of its net investment income and any net capital gains at least annually. It is intended that dividends from net investment income will be paid annually on the Fund's shares.

      Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

      Each year the Fund will notify shareholders of the tax status of dividends and distributions. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.

      Investors who purchase shares of the Fund just before the distribution will pay full price for the shares and receive a portion of the purchase price back as a taxable distribution. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in the net asset value of the Fund. Further information relating to tax consequences is contained in the Statement of Additional Information. Fund distributions also may be subject to state, local and foreign taxes. Fund distributions that are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states.

      A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Investments in zero coupon securities will result in income to the Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

      Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.


                              GENERAL INFORMATION
 -----------------------------------------------------------------------------

      ORGANIZATION OF THE FUND. The Northstar International Value Fund is a series of the Northstar Trust (the "Trust") (formerly the "Northstar Advantage Trust"), a Massachusetts business trust. The Trust was organized in 1993.

      The Trust's Declaration of Trust, as amended, provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. As of the date of this Prospectus, each Fund within the Trust has three classes of shares.

      Neither the Trust nor the Fund are required to hold shareholder meetings, but special meetings may be called under certain circumstances. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights.

      REGISTRATION STATEMENT. This prospectus does not contain all the information included in the Registration Statement filed for the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                             Principal Underwriter
                          Northstar Distributors, Inc.
                               Two Pickwick Plaza
                              Greenwich, CT 06830


                               Investment Adviser
                  Northstar Investment Management Corporation
                               Two Pickwick Plaza
                          Greenwich, Connecticut 06830


                                 Transfer Agent
                    First Data Investor Services Group, Inc.
                              4400 Computer Drive
                           Westborough, MA 01581-5120


                                 1-800-595-7827

No dealer, salesperson or any other person has been authorized to give any information or make any representations other than those contained in this prospectus, and, if given or made, such information or representations must not be relied upon. This prospectus does not constitute an offer to sell or solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom it is unlawful to make such an offer. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date.

                               TABLE OF CONTENTS
                                                                         Page
                                                                         ----
Expense Information....................................................     2
Financial Highlights...................................................     _
Investment Objective and Policies of the Fund..........................     3
Investment Considerations and Risk Factors.............................     4
Other Investment Techniques............................................     5
Performance Information................................................     8
How Net Asset Value is Determined......................................     9
Management of the Fund.................................................     10
How to Purchase Shares.................................................     12
Alternative Sales Arrangements.........................................     13
Investor Services and Account Policies.................................     17
How to Sell Shares.....................................................     20
Distribution Plans.....................................................     21
Dividends, Distributions and Taxes.....................................     21
General Information....................................................     22

                                                                                                         New Account Application
  ---------------------------------------------------------------------------------------------------------------------------------
1 ACCOUNT REGISTRATION
  ---------------------------------------------------------------------------------------------------------------------------------
  Type of Account (Choose One Only):
  / / INDIVIDUAL      / / JOINT ACCOUNT     / / FOR A MINOR   / / TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      USE LINE A          USE LINES A & B       USE LINE C        USE LINE D

  Print name exactly as account is to be registered:

  A._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  B._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  C._________________________________________________
    CUSTODIAN'S NAME (FIRST, MIDDLE, LAST)

    _________________________________________________         ____-____-_____
    MINOR'S NAME (FIRST, MIDDLE, LAST)                        MINOR'S SOCIAL SECURITY NUMBER

    _________________________________________________         ___-_________
                                                              TAX I.D. NUMBER

UNDER THE _____________ UNIFORM GIFTS/TRANSFERS TO MINORS ACT   OR
          NAME OF STATE
  D._________________________________________________         ___-___-_____
    NAME (IF A TRUST, INCLUDE DATE OF AGREEMENT)              SOCIAL SECURITY NUMBER

  ---------------------------------------------------------------------------------------------------------------------------------
2 MAILING ADDRESS
  ---------------------------------------------------------------------------------------------------------------------------------

  ___________________________________________________
  STREET

  (   )______________________________________________
  DAYTIME PHONE NUMBER

  ___________________________________________________
  CITY                             STATE     ZIP

  ---------------------------------------------------------------------------------------------------------------------------------
3 PURCHASE OF SHARES
  ---------------------------------------------------------------------------------------------------------------------------------

  MINIMUM INITIAL INVESTMENT $2,500 / / MAKE CHECK PAYABLE TO NORTHSTAR FUNDS. Check enclosed for $__________

  / / Shares purchased and paid for through my/our investment dealer.
  Trade Date_______             Order#_______

  Number of Shares:  Class A_______    Class B_______    Class C_______

  Please check the box beside the name of each Northstar Advantage Fund being purchased and enter the dollar amount of each purchase. All distributions will be reinvested in additional shares unless instructed otherwise.

  / / INTERNATIONAL VALUE FUND $_______
  Class A / / Class B / / Class C / /

  DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________

  / / MONEY MARKET PORTFOLIO FUND $_______
  (Money Market Account)
  Class A / / Class B / / Class C / /
  DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________

  *Please reinvest my dividends from ________________ to ________________
                                      (Name of Fund)      (Name of Fund)

  ---------------------------------------------------------------------------------------------------------------------------------
4 LETTER OF INTENT, RIGHT OF ACCUMULATION (CLASS A SHARES ONLY)
  ---------------------------------------------------------------------------------------------------------------------------------
    LETTER OF INTENT
     Although I/we have made no commitment to do so, I/we intend to invest the dollar amount indicated below within a 13-month period in shares of one or more of the eligible Northstar Funds.

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

    RIGHTS OF ACCUMULATION
     If this account qualified for a Reduced Sales Charge under the terms of the current Prospectus, please list account numbers:

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

        -                             -
    ---- --------                 ---- ---------
  ---------------------------------------------------------------------------------------------------------------------------------
5 AGREEMENTS AND SIGNATURES
  ---------------------------------------------------------------------------------------------------------------------------------

  I/We am/are of legal age and wish to establish an account in accordance with the terms and conditions of the current applicable
  Prospectus, a copy of which has been received and read. I/We understand and agree that neither First Data nor the Northstar Funds shall be held liable for any loss, liability, cost or expense for acting in accordance with this application, or any section thereof. I/We acknowledge that the account(s) established by this application will be subject to the telephone exchange and redemption privileges described in this current prospectus, unless indicated otherwise, with the understanding that the Fund,
  Northstar and the Transfer Agent will not be able to verify the authenticity of any telephone or redemption order received from persons other than registered representatives of Northstar Distributors, Inc. and that they will not be liable for following telephone exchange or redemption instructions that prove to be fraudulent. Shareholders would bear the loss resulting from instructions entered by an unauthorized third party.

  Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2)
  that I am not* subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue
  Service has notified me that I am no longer subject to backup withholding.

  *If you are subject to backup withholding, please cross through the word "not" in part (2) above.

  ---------------------------------------------------------------------------------------------------------------------------------
  INDIVIDUAL (OR CUSTODIAN)                                 DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  CO-OWNER (OR CORPORATE OFFICER, PARTNER OR TRUSTEE)       DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE

  ---------------------------------------------------------------------------------------------------------------------------------
6 FOR DEALER USE ONLY
  ---------------------------------------------------------------------------------------------------------------------------------
  We guarantee the signature(s) and legal capacity of the applicant(s) referred to herein, and in the case of a withdrawal program we affirm that, in our opinion, the designated withdrawal is reasonable in view of the circumstances involved.

  ---------------------------------------------------------------------------------------------------------------------------------
  DEALER NAME (PLEASE PRINT CAREFULLY)                   DEALER NO.

  ---------------------------------------------------------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE (MUST BE PROVIDED FOR WITHDRAWAL PROGRAMS, TELEPHONE REDEMPTIONS AND TELEPHONE EXCHANGES)

  ---------------------------------------------------------------------------------------------------------------------------------
  BRANCH NUMBER          BRANCH ADDRESS


  ---------------------------------------------------------------------------------------------------------------------------------


 REP NAME (PLEASE PRINT CAREFULLY) FIRST AND LAST NAME       PHONE NUMBER (IMPORTANT)    REP NUMBER

                                                             (   )
 ----------------------------------------------------------------------------------------------------------------------------------



                        ------------------------------------------------
                           Upon completion of the application, please
                              return with a check made payable to:
                                        NORTHSTAR FUNDS,
                         c/o FIRST DATA, Box 8758, Providence, RI 02940


                                                         SPECIAL ACCOUNT OPTION
  ---------------------------------------------------------------------------------------------------------------------------------
7 AUTOMATIC INVESTMENT PLAN
  ---------------------------------------------------------------------------------------------------------------------------------

     Attach a VOIDED CHECK from your bank account and a check for an initial deposit to establish this plan (minimum $25). Please complete the following information to invest automatically the dollar amount stated below on approximately the 15th /  /, 30th
     /  / or the 15th and 30th /  /, of the month.

     The applicant authorizes the Northstar Funds to draw monthly drafts on your bank account number _________ and use the proceeds
     ($25 minimum) therefrom to purchase shares of Northstar  ___________  _____________
                                                               FUND NAME      $ AMOUNT

     Registered in the name(s) of __________________________________________

     RESTRICTIONS

     Each purchase of shares will be made at the current offering price determined as of the close of business on the day on which such purchase is made. Automatic investments may be discontinued by either Northstar Funds or the purchaser upon 30 days written notice to the other.

     The Northstar Funds reserves the right to cancel any transaction which was executed in reliance on a draft authorized where the bank upon which the draft was drawn refused to make payment thereon for any reason.

ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
8 WITHDRAW PROGRAM
  ---------------------------------------------------------------------------------------------------------------------------------

  A Withdrawal Plan is available on Class A shares (non-certificated shares only) provided the Fund being purchased has a value of
  $5,000 or more.

  Withdrawals with respect to Class B and Class C shares are limited (see the Prospectus) and are conditional upon dividends and capital gains being automatically reinvested.

  1. The amount of each payment shall be                                                                              ($25 minimum)
                                               ---------    --------   ---------   --------
                                               FUND NAME    $ AMOUNT   FUND NAME   $ AMOUNT

  2. Payments are to be made /  / Monthly /  / Quarterly /  / Semi-Annually /  / Annually on the /  / 1st or /  / 15th of the month

  Choose one of the following methods of distribution.

  /  / ACH  Please have my payments electronically transferred to my bank. I have attached the required voided check and I have verified that my bank is a member of the Automated Clearing House (ACH).

 /  /  MAIL Please have my payments mailed. I understand that the payments will be made payable to me and mailed to my account mailing address unless a special designation is referenced below:

  ---------------------------------------------------------------------------------------------------------------------------------
  NAME (PLEASE PRINT CAREFULLY.)


  ---------------------------------------------------------------------------------------------------------------------------------
  STREET


  ---------------------------------------------------------------------------------------------------------------------------------
  CITY                                 STATE                   ZIP CODE                                YOUR BANK ACCOUNT NUMBER


  ---------------------------------------------------------------------------------------------------------------------------------


ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
9 TELEPHONE EXCHANGE REDEMPTION AND EXPEDITED TELEPHONE REDEMPTION
  ---------------------------------------------------------------------------------------------------------------------------------

  Signature guarantees are required if:  1. Redemption is over $50,000.
                                         2. Proceeds are to be sent to address other than record.

 ALL SHAREHOLDERS AND THEIR DEALER REPRESENTATIVES WILL AUTOMATICALLY RECEIVE TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES,
 (NON-CERTIFICATED SHARES ONLY) UNLESS AN ELECTION NOT TO RECEIVE THESE PRIVILEGES IS EXERCISED BELOW.

 /  / DO NOT CODE MY          /  / DO NOT CODE MY
      ACCOUNT FOR TELEPHONE        ACCOUNT FOR TELEPHONE
      EXCHANGE PRIVILEGE.           REDEMPTION PRIVILEGE.


      /  / PLEASE WIRE REDEMPTION PROCEEDS TO MY BANK. (I UNDERSTAND THE MINIMUM FOR WIRES IS $1,000.) MY VOIDED CHECK IS ATTACHED.


                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 1996

                       NORTHSTAR International Value Fund

                               Two Pickwick Plaza
                          Greenwich, Connecticut 06830

                                 (203) 863-6200
                                 (800) 595-7827

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund dated February 28, 1997, as each may be revised from time to time. To obtain a copy of the Fund's Prospectus, please contact Northstar Investment Management Corporation at the address or phone number listed above.

      Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as the Fund's investment adviser. Northstar has engaged Brandes Investment Partners, Inc. ("Brandes" or the "Subadviser") to serve as subadviser to the Northstar International Value Fund, subject to the supervision of Northstar. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Fund. Northstar Administrators Corporation (the "Administrator") is the Fund's administrator. The Underwriter and the Administrator are affiliates of Northstar.

                     -------------------------------------

                               TABLE OF CONTENTS

INVESTMENT RESTRICTIONS................................................. 2

INVESTMENT TECHNIQUES................................................... 3

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION......................... 7

SERVICES OF NORTHSTAR, THE SUBADVISER
            AND THE ADMINISTRATOR....................................... 9

NET ASSET VALUE......................................................... 11

PURCHASES AND REDEMPTIONS............................................... 13

DIVIDENDS, DISTRIBUTIONS AND TAXES...................................... 14

UNDERWRITER AND DISTRIBUTION SERVICES................................... 20

TRUSTEES AND OFFICERS................................................... 22

OTHER INFORMATION....................................................... 25

PERFORMANCE INFORMATION................................................. 26

FINANCIAL STATEMENTS.................................................... 29

                            INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

      Northstar International Value Fund. The Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting shares. Investment restrictions numbered 7 through 12 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:

      1. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

      2. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

      3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

      4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

      5. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts;

      6. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

      7. Make short sales of securities or maintain a short position, except for short sales against the box;

      8. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

      9. Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

      10. Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

      11. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

      12. Invest more than 15% of its total assets in illiquid securities.


                             INVESTMENT TECHNIQUES
------------------------------------------------------------------------------

      Derivative Instruments. The Fund may invest in Derivative Instruments (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar and the Subadviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

      Futures Transactions - In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

      Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

      Options - In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by the Fund of options will be subject to the ability of Northstar and the Subadviser to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      SHORT SALES. The Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Northstar will use standards set by the Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with the Fund. In addition, no more than an aggregate of 15% of the Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

      LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 30% of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government Securities).

      There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Northstar to be creditworthy under guidelines adopted by the Trustees.

      WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.



                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
 ------------------------------------------------------------------------------

      Northstar or the Sub-adviser may place orders for the purchase and sale of the Fund's securities, supervise their execution and negotiate brokerage commissions on behalf of the Fund. For purposes of the remainder of this section, "Portfolio Transactions and Brokerage Allocation," discussion of Northstar includes the Subadviser. It is the practice of Northstar to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Northstar, the rate is deemed by Northstar to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of special value and payment of such commissions is authorized by Northstar after the transaction has been consummated. If Northstar more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Northstar believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Northstar, better prices and execution are available elsewhere.

      In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to Northstar's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than Northstar's staff can follow. In addition, the outside research provides Northstar with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Northstar and is available for the benefit of other accounts advised by Northstar and its affiliates; and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Northstar's expenses, it is not possible to estimate its value, and, in the opinion of Northstar, it does not reduce Northstar's expenses by a determinable amount. The extent to which Northstar makes use of statistical, research and other services furnished by brokers is considered by Northstar in the allocation of brokerage business, but there is no formula by which such business is allocated. Northstar does so in accordance with its judgment of the best interests of the Fund and its shareholders.

      Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Northstar generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

      The Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Fund. By allocating transactions in this manner, Northstar is able to supplement its research and analysis with the views and information of other securities firms.

      A change in securities held in the portfolio of the Fund is known as "Portfolio Turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its portfolio turnover rate, but Northstar anticipates that the Fund's rate will not exceed 100% under normal market conditions. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. The Fund's portfolio turnover rate may be higher than that described above if the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders. The ability of the Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Code, including a requirement that less than 30% of the Fund's annual gross income be derived from gains on the sale of securities and certain other assets held for less than three months.

      The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, Northstar may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

      The Fund does not effect securities transactions through broker-dealers in accordance with any formula, nor does it effect securities transactions through such broker-dealers solely for selling shares of the Fund. However, as stated above, broker-dealers who execute transactions for the Fund may from time to time effect purchases of shares of the Fund for their customers.

          SERVICES OF NORTHSTAR, THE SUBADVISER AND THE ADMINISTRATOR
 ------------------------------------------------------------------------------

      Pursuant to an Investment Advisory Agreement with the Fund, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, Northstar, subject to the authority of the Trustees of the Fund, and subject to delegation of certain responsibilities to Brandes Investment Partners, Inc. as the Subadviser for the Fund, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolio.

      Northstar is an indirect, majority-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, Minnesota 55401. Combined minority interests in Northstar held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services.

      Northstar charges a fee under the advisory agreement to the Fund at an annual rate of 1.00% of the Fund's average daily net assets. This fee is accrued daily and payable monthly. Northstar has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, distribution fees, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, Northstar will refund on a proportionate basis to the Fund the excess over such amount up to the total fee received by Northstar. Currently, the most restrictive of such limitations would require Northstar to reimburse the Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of the average net assets, 2.0% of the next $70,000,000 of the average net assets and 1.5% of any amount of the average net assets in excess of $100,000,000.

      The Investment Advisory Agreement for the Fund was originally approved by the Trustees of the Northstar Trust on January 23, 1997, and by the sole Shareholder of the Fund on January 23, 1997. The Investment Advisory Agreement will continue in effect until January 23, 1999 and then will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting on behalf of the Fund, including a majority of the Disinterested Trustees, or
(b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

      The Fund's Investment Advisory Agreement may be terminated as to any class, without penalty and at any time, by a similar vote upon not more than 60 days' nor less than 30 days' written notice by Northstar, the Trustees, or a majority of the outstanding voting securities of such class of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

      Pursuant to a Subadvisory Agreement between Northstar and Brandes Investment Partners, Inc. ("Brandes"), dated January 23, 1997, Brandes acts as Subadviser to the Fund. In this capacity, Brandes, subject to the supervision and control of Northstar and the Trustees of the Fund, will manage the Fund's portfolio investments, consistently with their investment objective, and will execute any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Subadvisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay Brandes at the annual rate of 0.50% of the management fee that the Fund pays Northstar. Brandes' address is 12750 High Bluff Drive, San Diego, California 92130. Charles Brandes, who owns more than 25% of Brandes common stock, serves as one of the managing directors of Brandes. The Subadvisory Agreement for the Fund was approved by the Trustees of the Fund on January 23, 1997. The Subadvisory Agreement may be terminated without payment of any penalty by Northstar, Brandes, the Trustees of the Fund, or the shareholders of the Fund on not more than 60 days' and not less than 30 days' prior written notice. Otherwise, the Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

      Northstar Administrators Corporation serves as administrator for the Fund, pursuant to an Administrative Services Agreement with the Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by Northstar under the Investment Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of Northstar. The address of the Administrator is Two Pickwick Plaza, Greenwich, Connecticut 06830.

      The Administrative Services Agreement was approved by the Trustees on January 23, 1997 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of .10% of the Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in the Fund for providing certain shareholder services and assisting broker-dealer shareholder accounts.


                                NET ASSET VALUE
 ------------------------------------------------------------------------------

      Equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. Securities (including OTC options) for which market quotations are not readily available and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

      Trading in securities in foreign securities markets is normally completed well before the close of the New York Stock Exchange. In addition foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund's net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated , in determining net asset value, into U.S. dollars based on the spot exchange rates at 1:00 p.m., EST, or at such other rates as Northstar may determine to be appropriate.

      The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of the Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares because of the higher class-specific expenses borne by each of the Class B and Class C shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for the Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.

                           PURCHASES AND REDEMPTIONS
 ------------------------------------------------------------------------------
      Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a front-end or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Fund or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 100 eligible employees. Class A shares of the Fund may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and provided the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of the Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Fund is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

      REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

      REDEMPTIONS. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

      EXCHANGES. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

      The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Northstar Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

      Conversion Feature. Class B shares of the Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
 ______________________________________________________________________________

      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(ii) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets, including securities, held for less than three months (the "30% Limitation"); and (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, the Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

      Hedging transactions undertaken by the Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to the Fund, defer losses to the Fund, and affect the character of gains (or losses) realized by the Fund. Hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The 30% limitation may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

      Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      The Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

      Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

      Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

      If the Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund.

      The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement, the 30% Limitation and the asset diversification requirements that, as described above, the Fund must satisfy to qualify as a regulated investment company under the Code.

      Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

      Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

      Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

      Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

      Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or by the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

      The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

      Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "Dividends and Distributions Reinvestment Options" section of the Fund's current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of the Fund at net asset value; or
(b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. The Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                     UNDERWRITER AND DISTRIBUTION SERVICES
 ------------------------------------------------------------------------------

      Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for the Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

      The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Trustees of the Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

      In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

      The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit the Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund.

      Pursuant to the Plan for Class A shares, the Fund may compensate the Underwriter up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plans for Class B and Class C shares, the Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of the Fund. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

      A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of the Fund's shares may be paid as compensation for providing services to the Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

      If the Plans are terminated in accordance with their terms, the obligations of the Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, the Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

      The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting on behalf of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class of shares of the Fund.

                             TRUSTEES AND OFFICERS
 ------------------------------------------------------------------------------

      The Trustees and principal Officers of the Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

      ROBERT B. GOODE, JR., Trustee. Age: 66. Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

      PAUL S. DOHERTY, Trustee. Age: 62. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

      DAVID W. WALLACE, Trustee. Age: 72. Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.

      *MARK L. LIPSON, Trustee and President. Age: 47. Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

      *JOHN G. TURNER, Trustee. Age: 57. Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and ReliaStar Life Insurance Co. and Chairman of other ReliaStar Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

      ALAN L. GOSULE, Trustee.  Age: 55.   Partner, Rogers & Wells. Director,
      F.L. Putnam Investment Management Co., Inc.

      DAVID W.C. PUTNAM, Trustee. Age: 67. President, Clerk and Director of F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Company, Inc., Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

      JOHN R. SMITH, Trustee. Age: 73. From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

      WALTER H. MAY, Trustee. Age: 60. Retired. Former Senior Executive for Piper Jaffrey, Inc.

      THOMAS OLE DIAL, Vice President. Age: 40. Executive Vice President and Chief Investment Officer - Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer - Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Captial Management.

      MARGARET D. PATEL, Vice President. Age: 52. Vice President and Managing Director of Northstar. From 1988 to May 1995, Senior Vice President of BSC. From 1986 to 1988, President and Portfolio Manager at Fixed Income Asset Management, Inc. Prior to 1988, Portfolio Manager at American Capital and The Dreyfus Corporation.

      GEOFFREY WADSWORTH, Vice President. Age: 53. Vice President of Northstar. Former Vice President and Portfolio Manager with National Securities & Research Corporation.

      AGNES MULLADY, Vice President and Treasurer. Age: 38. Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

--------------------

*Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

      Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $7,500 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,750 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

      As of November 30, 1996, all Trustees and executive officers of the Fund as a group owned beneficially or of record less than 1% of the outstanding securities of the Fund. To the knowledge of the Fund, as of November 30, 1996, no shareholder owned beneficially (b) or of record (r) more than 5% of the Fund's outstanding shares.


                               COMPENSATION TABLE
                         Period ended December 31, 1995
---------------------------------------------------------------------------------------
                                    Pension Benefits                           Total
                                 Accrued as Part of  Estimated Annual    Compensation
                                   Fund Expenses     Benefits upon    from All Funds in
                      Compensation                    Retirement          Northstar
                        from Fund                                         Complex(b)
---------------------------------------------------------------------------------------
 Robert B. Goode, Jr.      (a)         0                 0                  13,750
---------------------------------------------------------------------------------------
    Paul S. Doherty        (a)         0                 0                  15,250
---------------------------------------------------------------------------------------
   David W. Wallace        (a)         0                 0                  15,250
---------------------------------------------------------------------------------------
    Mark L. Lipson         (a)         0                 0                       0
---------------------------------------------------------------------------------------
    John G. Turner         (a)         0                 0                       0
---------------------------------------------------------------------------------------
    Alan L. Gosule         (a)         0                 0                  14,950
---------------------------------------------------------------------------------------
   David W.C. Putnam       (a)         0                 0                  22,750
---------------------------------------------------------------------------------------
     John R. Smith         (a)         0                 0                  15,350
---------------------------------------------------------------------------------------

--------------------
            (a)  See table below for Fund specific compensation.
            (b) Compensation paid by the Northstar Trust funds, the Northstar Variable Trust funds and the remaining six funds, Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, formerly advised by BSC.


                     INDIVIDUAL FUND
             FISCAL YEAR COMPENSATION TABLES
-------------------------------------------------------------------------------
                         Income and    High Total Return  Special(c)  Growth(c)
                           Growth
------------------------------------------------------------------------------
Robert B. Goode, Jr.        2,063            1,563            708        708
------------------------------------------------------------------------------
  Paul S. Doherty           2,313            1,813           2,208       708
------------------------------------------------------------------------------
  David W. Wallace          2,313            1,813           2,208       708
------------------------------------------------------------------------------
   Mark L. Lipson             0                0               0          0
------------------------------------------------------------------------------
   John G. Turner             0                0               0          0
------------------------------------------------------------------------------
   Alan L. Gosule           2,313            1,813           3,409      1,909
------------------------------------------------------------------------------
 David W.C. Putnam          2,063            1,563           3,366      2,985
------------------------------------------------------------------------------
   John R. Smith            2,313            1,813           3,433      1,934
------------------------------------------------------------------------------
   Walter H. May            2,000            1,500             0          0
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Balance Sheet    Government      Strategic  High Yield(c)
                     Opportunities(c)  Securities (c)   Income (c)
--------------------------------------------------------------------------------
Robert B. Goode, Jr.        708             708            708         708
--------------------------------------------------------------------------------
  Paul S. Doherty           708             708            708         708
--------------------------------------------------------------------------------
  David W. Wallace          708             708            708         708
--------------------------------------------------------------------------------
   Mark L. Lipson            0               0              0           0
--------------------------------------------------------------------------------
   John G. Turner            0               0              0           0
--------------------------------------------------------------------------------
   Alan L. Gosule          1,908           1,908          1,908       1,908
--------------------------------------------------------------------------------
 David W.C. Putnam         2,906           5,258          4,775       1,460
--------------------------------------------------------------------------------
   John R. Smith           1,933           1,933          1,933       1,933
--------------------------------------------------------------------------------
   Walter H. May             0               0              0           0
--------------------------------------------------------------------------------

--------------------

     (c) Prior to June 2, 1995 the Trustees who were not interested persons, other than David Putnam, were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for out-of-pocket expenses. Mr. Putnam, former Chairman of these Funds, received a fee of $30,000 per annum.


                               OTHER INFORMATION
 ------------------------------------------------------------------------------

      Independent Accountants. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Fund. Coopers & Lybrand L.L.P. audits the Fund's annual financial statements and expresses an opinion thereon.

      Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Fund.

      Transfer Agent. First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5120, acts as the transfer agent for the Fund.

      Reports to Shareholders. The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

      Organizational and Related Information. Northstar Trust (formerly "Northstar Advantage Trust"), and two of its series, Northstar Income and Growth Fund (formerly "Northstar Advantage Income and Growth Fund") and Northstar High Total Return Fund (formerly "Northstar Advantage High Total Return Fund"), were organized in 1993. Northstar Growth + Value Fund was organized in 1996.

      The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

      Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for the Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.


                            PERFORMANCE INFORMATION
 ------------------------------------------------------------------------------

      Performance information for the Fund may be compared in reports and promotional literature to (i) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare the Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of CD performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      In addition, the Fund may, from time to time, include various measures of the Fund's performance, including the current yield, the tax-equivalent yield and the average annual total return of shares of the Fund in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect the Fund's volatility risk.

      Average Annual Total Return. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

          Average Annual Total Return = P(1+T) to the power of n = ERV

            Where:

             P = a hypothetical initial payment of $1,000

             T = the average annual total return
            n = the number of years, and

            ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

      All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class B and Class C shares), and assume that all dividends and distributions are reinvested when paid.

      Yield. Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                   Yield = 2[(a-b + 1) to the power of 6 -1]
                           ---------------------------------
                                       cd
            Where:

            a =  dividends and interest earned during the period attributable to a specific class of shares

            b =  expenses accrued for the period attributable to that class (net of reimbursements)

            c =  the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

            d =  the maximum offering price per share on the last day of the period

      The maximum offering price includes a maximum contingent deferred sales load of 5% for Class B shares and 1% for Class C shares.

      All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.

      Non-Standardized Return. In addition to the performance information described above, the Fund may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

      The Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES, FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANIES SERVICES, and WORKING WOMAN.

      When comparing total return, yield and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

      The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                              FINANCIAL STATEMENTS
 ------------------------------------------------------------------------------

      The Northstar Trust's audited financial statements dated October 31, 1995 and the report of the independent accountants, Coopers & Lybrand L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Trust for the fiscal year ended October 31, 1995.

                                     PART C
                               OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)  Financial Statements:  Not Applicable

(b)  Exhibits:
                        (1)    Declaration of Trust*
                        (2)    By-Laws*
                        (3)    N/A
                        (4)    N/A
                        (5)    Form of  Investment Advisory Agreement
                        (6)    Forms of Underwriting Agreements
                        (7)    N/A
                        (8)    Custody Agreement**
                        (9)    Administrative Services Agreement
                        (10)   Opinion of Counsel**
                        (11)   N/A
                        (12)   N/A
                        (13)   N/A
                        (14    N/A
                        (15)   Form of Distribution and Service Plan
                        (16)   Performance Information*
                        (17)   N/A
                        (18)   N/A

* Filed as part of PEA No. 8 and incorporated herein by reference. ** To be filed by amendment.

Item  25.   Persons Controlled by or under Common Control with Registrant

There are no persons controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities

As of January 31, 1996, the Registrant had no security holders.

Item 27.    Indemnification

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

            (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)
                    (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                        (A) by the court or other body approving the settlement
                            or other disposition; or

                        (B) based upon the review of readily available facts (as
                            opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
    Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Item 28.    Business and Other Connections of  Investment Adviser

See "Management of the Fund" in the Prospectus and "Services of Northstar, the Subadviser and the Administrator" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement.

Set forth is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1994.


                 Position with          Other Substantial
                   Investment           Business, Profession
Name                Adviser             Vocation or Employment
----------------------------------------------------------------------------
John Turner         Director            Chairman and CEO, ReliaStar Financial
                                        Corp; Director of Northstar Affiliates;
                                        Trustee and Chairman, Northstar
                                        Affiliated Investment Companies.


John Flittie        Director            President, ReliaStar Financial Corp.
                                        Director, Northstar Affiliates.

Mark L. Lipson      Chairman/CEO        Director and Officer of Northstar
                    Director            Distributors, Inc., Northstar Administrators
                                        Corp. and Northstar, Inc. Trustee
                                        and President, Northstar Affiliated
                                        Investment Companies.

Robert J. Adler     Executive Vice      President, Northstar Distributors, Inc.
                    President, Sales
                    & Marketing

Thomas Ole Dial     Executive Vice      Vice President, Northstar Affiliated
                    President - Chief   Investment Companies, and Principal, TD
                    Investment Officer, Associates Inc.
                    Fixed Income

Margaret Patel      Vice President/     Vice President, Northstar Affiliate Invest-
                    Managing Director   ment Cos.  Former Vice President and Port-
                                        folio Manager for Boston Security
                                        Counsellors, Inc.

Geoffrey Wadsworth  Vice President/     Vice President - Northstar Affiliated
                    Investments and     Investment Companies.
                    Portfolio Manager

Peter Bakst         Vice President-     Vice President - Northstar Affiliated
                    Investments         Investment Companies.  Former Director -
                                        High Yield Sales of CS First Boston.
                                        Former President of Presidio Capital
                                        Management.  Former Managing Director -
                                        High Yield Sales of BT Securities.

Jeffrey Aurigemma   Vice President -    Vice President - Northstar Affiliated
                    Investments         Investment Companies.

Michael Graves      Vice President      Vice President - Northstar Affiliated
                    Investments         Investment Companies

Agnes Mullady       Sr. Vice President  Vice President & Treasurer of Northstar
                    and CFO             Affiliates and the Northstar Affiliated
                                        Investment Companies.

Gertrude Purus      Vice President      Vice President Northstar Distributors and
                    Operations          Northstar Administrators Corp.



Stephen Vondrak     Vice President      Vice President - Northstar Distributors, Inc.
                    Sales/Marketing     Former Regional Marketing
                                        Manager with Roger Engemann
                                        and Associates from 1991-1994.

Mark Sfarra         Vice President -    Vice President - Northstar Distributors, Inc.
                    Marketing



Item 29 .   Principal Underwriter

(a) See "Management of the Fund - The Investment Adviser and Affiliated Service Providers" and "How to Purchase Shares" in the Prospectus and "Underwriter and Distribution Services" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement. Unless otherwise indicated, the principal business address for each person is c/o Northstar, Two Pickwick Plaza, Greenwich, CT 06830.


(b)        (1)                     (2)                       (3)
Name and Principal           Position and Offices       Position and Offices
Address                      with Underwriter           with Registrant
-------------------------------------------------------------------------------
John Turner                       Director               Trustee, Chairman
20 Washington Ave. South
Minneapolis, MN

John Flittie                      Director               None
20 Washington Ave. South
Minneapolis, MN

Mark L. Lipson                    Chairman & Director    Trustee and President

Robert J. Adler                   President              None

Mark Blinder                      Reg. Vice President    None

Richard Francis                   Reg. Vice President    None

Daniel Leonard                    Reg. Vice President    None

Stephen O'Brien                   Reg. Vice President    None

David Linton                      Reg. Vice President    None

Charles Dolce                     Reg. Vice President    None

Hyman Glasman                     Reg. Vice President    None

Scott Casselberry                 Reg. Vice President    None

Richard Galloway                  Reg. Vice President    None

Stephen Vondrak                   Vice President         None

Mark Sfarra                       Vice President         None

Gertrude Purus                    Vice President         None

Agnes Mullady                     Vice President         Vice President
                                  & Treasurer            & Treasurer

Item 30.    Location of Accounts and Records

State Street Bank and Trust Company maintains the following records at 225 Franklin Street, Boston, Massachusetts 02110, as Custodian and Fund Accounting Agent for the Fund:

            (1) Receipts and delivery of securities including certificate numbers;
            (2)  Receipts and disbursement of cash;
            (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned; and
            (4)  Fund Accounting Records.

First Data Investor Services Group ("First Data") maintains the following records at One Exchange Place, 11 Floor, Boston, Massachusetts 02109, as Transfer Agent and Blue Sky Administrator for the Fund:

            (1)  Shareholder Records;
            (2) Share accumulation accounts: Details as to dates and number of shares of each accumulation, price of each accumulation;
            (3)  Fund Accounting Records; and
            (4)  State Securities Registration Records.

All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830.

Item 31.    Management Services

Not Applicable

Item 32.    Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

(c) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Fund's registration statement.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and State of Connecticut on the 12th day of December, 1996.

                                                   NORTHSTAR TRUST

                                                   /s/Mark L. Lipson
                                                   ---------------------------
                                                   Mark L. Lipson,  President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                           Title                         Date

 /s/John G. Turner               Chairman/Trustee            December 12, 1996
 -----------------
 John G. Turner*

 /s/Mark L. Lipson               President/Trustee           December 12, 1996
 -----------------
 Mark L. Lipson*

 /s/Paul S. Doherty              Trustee                     December 12, 1996
 ------------------
 Paul S. Doherty*

 /s/David W. Wallace             Trustee                     December 12, 1996
 -------------------
 David W. Wallace*

 /s/Robert B. Goode, Jr.         Trustee                     December 12, 1996
 -----------------------
 Robert B. Goode, Jr.*

 /s/Walter H. May                Trustee                     December 12, 1996
 ----------------
 Walter H. May*

 /s/Alan L. Gosule               Trustee                     December 12, 1996
 -----------------
 Alan L. Gosule*

 /s/David W.C. Putnam            Trustee                     December 12, 1996
 --------------------
 David W. C. Putnam*

 /s/John  R. Smith               Trustee                     December 12, 1996
 -----------------
 John R. Smith*

 /s/Agnes Mullady                Principal Financial         December 12, 1996
 ----------------                and Accounting Officer
 Agnes Mullady


 By:/s/Agnes Mullady
    ----------------
 *Agnes Mullady - Attorney-in-Fact. Executed pursuant to powers of attorney filed with PEA Nos. 6 and 7

                               INDEX TO EXHIBITS

Exhibit Number Under
Part C of Form N-1A                 Name of Exhibit
--------------------                ---------------

            5                       Form of Investment Advisory Agreement

            6                       Forms of Underwriting Agreements

            9                       Administrative Services Agreement

            15                      Form of Distribution and Service Plan